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                                                                  EXHIBIT 1.1


                          THE WILLIAMS COMPANIES, INC.

                             UNDERWRITING AGREEMENT
                           STANDARD PROVISIONS (DEBT)

                                              , 200
                           ------------------      ----



                  From time to time, The Williams Companies Inc., a Delaware corporation (the "Company"), may enter into one or more underwriting agreements substantially in the form of Schedule I hereto that provide for the sale of designated securities to the several Underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                  The Company proposes to issue from time to time debt securities to be issued pursuant to the provisions of a senior debt indenture dated as of November 10, 1997 (as it may be supplemented or amended from time to time, the "Indenture") between the Company and Bank One Trust Company, N.A., as Trustee.

                  The debt securities will have varying designations, maturities, rates and times of payment of interest, selling prices, redemption terms and other terms. Any such debt securities are herein sometimes collectively referred to as the "Securities."

                  The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (herein referred to collectively as the "Act"), a registration statement including a prospectus relating to the Securities and has filed with, or mailed for filing to, the Commission a prospectus supplement or supplements specifically relating to the Securities pursuant to Rule 424 under the Act. The term Registration Statement means the registration statement as amended to the date of the Underwriting Agreement and shall include any registration statement filed pursuant to Rule 462(b) of the Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus




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together with the prospectus supplement or preliminary abbreviated term sheet
(other than a preliminary prospectus supplement or preliminary abbreviated term sheet) specifically relating to the Securities. The term "preliminary prospectus" means a preliminary prospectus supplement or preliminary abbreviated term sheet specifically relating to the Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein.

                  The term Contract Securities means the Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule II hereto, with such changes therein as the Company may authorize or approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Securities other than Contract Securities.

                  The Company and the Underwriters agree as follows:

                  1. Sale and Purchase. If the Prospectus provides for sales of Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms contained in the Delayed Delivery Contracts. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the Manager, as compensation for the accounts of the Underwriters, the commissions set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

                  If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Securities comprising the Contract Securities shall be deducted from the Securities to be purchased by the several Underwriters, and the aggregate principal amount of Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be otherwise and so advises the Company.

                  The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.




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                  2. Payment and Delivery. Payment for the Underwriters'
Securities shall be made by wire transfer to an account designated by the Company at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery. The time and date of such payment and delivery with respect to the Underwriters' Securities are herein referred to as the Closing Date.

                  3. Certain Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                  (a) To furnish you, without charge, one conformed copy of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus, including any abbreviated term sheets.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object in writing; provided, that the foregoing shall not apply to amendments or supplements that relate to securities registered under the Registration Statement that are not Securities.

                  (c) If, at any time when a Prospectus relating to the Securities is in the opinion of your counsel required by law to be delivered under the Act, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either



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         amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection therewith as well as all fees, if any, payable in connection with the review of the offering of the Securities by the National Association of Securities Dealers, Inc. and the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Manager may designate.

                  (e) To make generally available to the Company's security holders as soon as practicable an earnings statement or statements of the Company which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

                  (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company substantially similar to the Securities other than the Securities, if any, without the prior written consent of the Manager.

                  4. Reimbursement of Underwriters' Expenses. If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement in any material respect, or if for any reason the Company shall be unable to perform its obligations under this Agreement in any material respect, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

                  5. Certain Covenants of the Underwriters.

         Each of the several Underwriters agrees with the Company that:

                  (a) it will not offer, sell, resell, or deliver, directly or indirectly, any Securities in bearer form (including any Security in global form that is exchangeable for Securities in bearer form) within the United States of



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         America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") in connection with their original issuance or during the period set forth in the Prospectus;

                  (b) it will not offer, sell, resell or deliver, directly or indirectly, Securities in bearer form, in connection with their original issuance or during such period, to a United States Person (which term, as used herein, means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source) other than to an office located outside the United States of a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations, purchasing for its own account or for the account of a customer and that provides a written statement that it will comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, which financial institution, as a condition of the purchase, agrees to provide on delivery of such Securities (or on issuance of such Securities if not in definitive form) the certificate required in paragraph (c) below;

                  (c) it will deliver to each purchaser from it of any Securities in bearer form (including Securities initially represented by a temporary global certificate) a written confirmation stating substantially the following:

                  "By your purchase of Securities in bearer form you represent that you are not a United States Person or, if you are a United States Person, that you are a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations, purchasing for your own account or for the account of a customer and that you will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder. Furthermore, if you are a dealer, you agree that you will deliver a confirmation containing this entire paragraph to purchasers of such Securities from you. For purposes of this statement, 'United States Person' means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and 'United States' means the United States of America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico."




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                  (d) it will deliver Securities in definitive bearer form to the person entitled to delivery thereof (or transfer of interests therein) only outside the United States and upon receipt of a written confirmation stating substantially the following:

                  "This confirms as of the date hereof that none of the Securities issued in bearer form delivered or credited to you for our account are being acquired by or on behalf of, or for offer to resell or for resale to, a United States Person, or any person inside the United States, or, if a beneficial interest in such Securities issued in bearer form is being acquired by a United States Person, that such person is a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations, or is acquiring such Securities through such a financial institution and that such Securities are held by a financial institution that has agreed to comply with
Section 165 (j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, and is not purchasing for offer to resell or for resale inside the United States. As used herein, 'United States Person' means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and 'United States' means the United States of America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico."; provided, however, that (i) if it has actual knowledge that the information contained in any confirmation delivered pursuant to (c) or (d) above is false, it shall not deliver any Securities in bearer form to, or, if applicable, cause a transfer of an interest in any Global Security to the account of, the person who signed or delivered the confirmation referred to in (d) above notwithstanding the delivery of such confirmation to it, and (ii) when a certificate is provided by a clearing organization, it must be based on statements provided to it by its member organizations. As used herein, a "clearing organization" is an entity that is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation; and

                  (e) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Securities may be offered, sold, resold or delivered.


         If Underwriters' Securities are to be distributed through a selling group consisting of banks, brokers or dealers, the Manager agrees that it shall cause each


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member of such selling group to enter into an agreement that it will comply with this Section 5.

                  6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for any issue of Underwriters' Securities hereunder are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                           (i) the representations and warranties of the Company
                  contained herein are true and correct in all material respects as of the Closing Date;

                           (ii) the Registration Statement has become effective,
                  no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

                           (iii) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (iv) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) That, at the Closing Date, the Company shall furnish to the Manager an opinion of William G. von Glahn, Esq., General Counsel of The Williams Companies, Inc., dated the Closing Date, in substantially the form set forth as Exhibit A.



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                  (c) That, at the Closing Date, the Manager shall receive an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in substantially the form set forth as Exhibit B.

                  (d) That, at the Closing Date, the Company shall furnish to the Manager a letter addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Manager, from Ernst & Young LLP independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference into the Registration Statement and the Prospectus.

                  (e) That, at the Closing Date, the Company shall have furnished to the Manager a certificate dated the Closing Date and signed by an officer of the Company, to the effect set forth in 6(a)(i), (ii) and (iii) above and further to the effect that there has not occurred any material adverse change, or any development which could reasonably be expected to result in a prospective material adverse change, in the financial condition, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus as supplemented by the Prospectus Supplement. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (f) That, the Company shall have performed in all material respects such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase.

                  (g) That, the Company shall have accepted Delayed Delivery Contracts, if any, in any case in which sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                  7. Defaulting Underwriters. If any Underwriter or Underwriters shall default in its or their obligation to take up and pay for the Securities to be purchased by it or them hereunder, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of Securities they are obligated to purchase hereunder) the principal amount of Securities agreed to be purchased by all such defaulting Underwriters as hereinafter set forth; provided, however, that in the event that the principal amount of Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for shall exceed 10% of the total principal amount of Securities, the non-defaulting Underwriters shall have the right to purchase all, but shall not



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be under any obligation to purchase any of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. If non-defaulting Underwriters take up and pay for all Securities, agreed to be purchased by all such defaulting Underwriters, such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Manager may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Securities set opposite the names of such non-defaulting Underwriters herein.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities hereunder unless all of the Underwriters' Securities are purchased by the Underwriters (or by substituted underwriters selected by the Manager with the approval of the Company or selected by the Company with the Manager's approval).

                  If a new underwriter or underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provisions, the Company or the Manager shall have the right to postpone the Closing Date for a period not exceeding five business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 7 with like effect as if such substituted underwriter had originally been named herein.

                  8. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

                  (a) each document filed or to be filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and incorporated by reference in the Registration Statement and the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder;

                  (b) each part of the Registration Statement and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act;



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                  (c) the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) will comply in all material respects with the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which the statements are made, not misleading;

                  (d) the representations and warranties set forth in this
         Section 8(a)- (c) do not apply (1) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use therein or (2) to that part of the Registration Statement that constitutes a Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended, of the Trustee referred to in the Registration Statement;

                  (e) Ernst & Young LLP, who have reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Act;

                  (f) this Agreement has been duly authorized, executed and delivered by the Company;

                  (g) the Company and each of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Securities Act) (each, a "Significant Subsidiary" and collectively, "Significant Subsidiaries") have been duly incorporated (in the case of each Significant Subsidiary which is a corporation) or otherwise validly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where failure to have such qualifications would not, singly or in the aggregate, have a material adverse effect on the consolidated financial position, results of operation, business or prospects of the Company and its subsidiaries, taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

                  (h) the Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company



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         have been duly authorized and validly issued, are fully paid and non-
         assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary (in the case of each Significant Subsidiary which is a corporation) have been duly authorized and validly issued and are fully paid and non-assessable and (except for directors' qualifying shares and as disclosed in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (i) the Indenture, each supplement or amendment thereto, if any, to the date hereof and any supplement thereto or board resolution setting forth the terms of the Securities, have been duly authorized by the Company. The Indenture as executed is or will be substantially in the form filed as an exhibit to the Registration Statement. The Indenture, when duly executed and delivered by the Company and, when duly authorized, executed and delivered (to the extent required by the Indenture) by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof in the Prospectus;

                  (j) the Securities have been duly authorized by the Company. When duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided herein and in any Delayed Delivery Contracts, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities conform in all material respects to the description thereof in the Prospectus;

                  (k) since the respective dates as of which information is given in the Registration Statement, the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein or contemplated

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         thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business and
         (B) any transaction entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries, taken as a whole;

                  (l) the execution and delivery by the Company of this Agreement, the Indenture and any Delayed Delivery Contracts, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated herein and compliance by the Company with the terms of this Agreement, the Indenture and any delayed Delivery Contracts, have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, or business of the Company and its subsidiaries, taken as a whole) or (B) any existing applicable law, rule, regulation, judgment, order or decree or determination of any government, governmental instrumentality (including without limitation, any insurance regulatory agency or body) or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties;

                  (m) no authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Act, the Trust Indenture Act and the applicable rules and regulations thereunder, and the securities or blue sky laws of the various states and other jurisdictions outside the United States in which the Securities will be offered or sold), is required for the valid authorization, issuance, sale and delivery of the Securities or for the execution, delivery or performance of the Indenture by the Company;

                  (n) except as disclosed in the Prospectus (or any amendment or supplement thereto), there is no action, suit or proceeding before or by any



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         government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement;

                  (o) the Company and each of its Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties and as the Company believes is customary for companies engaged in similar businesses in similar industries;

                  (p) there are no statutes, regulations, contracts or documents of a character required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as exhibits to the Registration Statement that are not described and filed (or incorporated by reference) as required;

                  (q) the Company and its subsidiaries each owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses;

                  (r) the Company is not an investment company under the Investment Company Act of 1940;

                  (s) the Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals;

                  (t) neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in case of (ii) and (iii), for such defaults, violations, or failures to obtain such authorizations or permits that have not had or are not reasonably expected to have, a material adverse effect on the consolidated financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and

                  (u) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Significant Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Significant Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Significant Subsidiaries or with respect to which the

         Company or any of its Significant Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

                           (i) against any and all losses, claims, damages,
                  liabilities and expenses whatsoever, as incurred arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Act, if applicable, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) below) any such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as
                  incurred (including, subject to the third sentence of Section 9(c) hereof, the reasonable fees and disbursements of counsel chosen by the Manager for the Underwriters), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) and (ii) above;

                           (iv) provided, however, that this indemnity agreement
                  shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Manager for the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person so controlling such Underwriter, (i) if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished sufficient copies of amendments or supplements thereto to such Underwriter) was not sent or given by or on behalf of such Underwriter to such person, where such delivery is required by the Act, at or prior to the written confirmation of the sale of the Securities to such person, and (ii) if the Prospectus (as so amended or supplemented) would have fully cured the defect giving rise to such loss, claim, damage or liability.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to untrue statements or omissions made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses as shall be reasonable shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Manager. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in paragraphs (a) or
         (b) of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses incurred by an indemnified party and referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act shall have the same right to contribution as the Company. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting percentages determined by the ratio which the original purchase obligation of any Underwriter appearing in the Underwriting Agreement (or such amount increased as provided in Section 8 above) bears to the total purchase obligations of the Underwriters set forth therein and not joint.

                  (f) The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (1) any termination of this Agreement, (2) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and
         (3) acceptance of and payment for any of the Securities.

                  10. Termination in Certain Events. This Agreement shall be subject to termination in the Manager's absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago

Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Manager, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  11. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties and shall become effective at such time as each of the parties shall have signed such counterparts and shall have notified the other party thereof.

                  12. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  13. Parties at Interest. This Agreement has been and is made solely for the benefit of the Underwriters and the Company, and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

                  14. Section Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                                   SCHEDULE I


                             UNDERWRITING AGREEMENT





                                                                    , 200
                                                       -------------     --


The Williams Companies, Inc.
One Williams Center
Tulsa, Oklahoma 74172

Ladies and Gentlemen:

                  [Name of Manager] (the "Manager") is acting on behalf of the underwriters (including itself) named below (such underwriters being herein called the "Underwriters"), and we understand that The Williams Companies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $_________ aggregate principal amount of [_________ % Notes due _________] (the "Notes"). The Notes are also referred to herein as the "Securities."

                  Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of Notes set forth below opposite their names at a purchase price of _________% of the principal amount of the Notes plus accrued interest, if any, from _________, 200_ to the date of payment and delivery:

                                                           Principal
                                                          Amount of
         Name                                               Notes
         ----                                               -----
[List Underwriters]
                         Total........................ $
                                                       =============

                  The Underwriters will pay for such Notes upon delivery thereof at the offices of Davis Polk & Wardwell at 10:00 a.m. (New York time) on _________, 200_, or at such other time, not later than 10:00 a.m. (New York time) on _________, 200_ as shall be jointly designated by the Manager and the Company.

                  The Securities shall have the terms set forth in the Prospectus dated December 5, 2000, and the Prospectus Supplement dated ______, 200_ (the "Prospectus Supplement"), including the following:


Maturity of Notes:

Interest Rate of Notes:


Redemption Provisions


Interest Payment Dates:

Form and Denomination:     Global Notes registered in the name of a nominee of
                           The Depository Trust Company


                  All provisions contained in the document entitled The Williams Companies, Inc. Underwriting Agreement Standard Provisions (Debt) dated ___________ , 200_, a copy of which is attached hereto, are herein incorporated by reference in their entirety [(except for Sections 5(a), (b), (c) and (d) thereof)] and shall be deemed to be a part of this agreement to the same extent as if such provisions had been set forth in full herein. Each reference to the Managers in the provisions of the Underwriting Agreement Standard Provisions
(Debt) so incorporated by reference shall be deemed to refer to us. Unless otherwise defined herein, terms defined in the Underwriting Agreement Standard Provisions (Debt) are used herein as therein defined.



                   [BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

                  Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and returning the signed copy to us.


                           Very truly yours,


                           [UNDERWRITERS]

                           By [Name of Manager]



                           By
                             -----------------------------------------------
                             Acting severally on behalf
                             of itself and the other several
                             Underwriters named above

Accepted:

THE WILLIAMS COMPANIES, INC.



By
 -----------------------------

Title:

                                   SCHEDULE II

                            DELAYED DELIVERY CONTRACT



                                                    ---------------,


The Williams Companies, Inc.
One Williams Center
Tulsa, Oklahoma 74172

Dear Sirs:

                  The undersigned hereby agrees to purchase from The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned $___,000,000 principal amount of the Company's [ ]% Notes Due 200_ (the "Notes") offered by the Company's Prospectus dated [ ]and Prospectus Supplement or abbreviated term sheet dated ], receipt of copies of which are hereby acknowledged, at a purchase price equal to ___% of the principal amount of such Notes and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Notes prior to making payment therefor.

                  The undersigned will purchase from the Company the principal amounts of Notes on the delivery dates (the "Delivery Dates") set forth below.


                                                                         [Plus Accrued Interest
                                                                              From] [and]
                                                                            [Amortization of
                                                                             Original Issue
                                         [Principal Amount]                  Discount From]
                                         $
           ----------                     ----------                        ----------

           ----------                     ----------                        ----------

           ----------                     ----------                        ----------

                  Payment for the Notes which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of

_________________________, New York, New York (or at such other place as the undersigned and the Company shall agree), at 10:00 A.M., New York City time, on such Delivery Date, upon delivery to the undersigned of the Notes to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for the Notes on the Delivery Date shall be subject to the conditions that (1) the purchase of Notes to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold and had delivered to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above such part of the Notes as is to be sold to them.

                  Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

                  Failure to take delivery of and make payment for Notes by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

                  The undersigned represents and warrants that, (a) as of the date of this contract, the undersigned is not prohibited under the laws of the jurisdictions to which the undersigned is subject from purchasing the Notes hereby agreed to be purchased and (b) the undersigned does not contemplate selling the Notes which it has agreed to purchase hereunder prior to the Delivery Date therefor.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This contract shall be governed by and construed in accordance with the laws of the State of New York. This contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  It is understood that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If the contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

                                     Yours very truly,


                                     ------------------------------------------

                                     Purchaser

                                     By:
                                        ---------------------------------------



                                     ------------------------------------------
                                     (Title)


                                     ------------------------------------------
                                     (Address)

                 PURCHASER--- PLEASE COMPLETE AT TIME OF SIGNING



                  The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                              Telephone No.
        Name              (Including Area Code)              Department
        ----              ---------------------              ----------


                                                                     EXHIBIT A





                                     FORM OF
                                   OPINION OF
                           WILLIAM G. VON GLAHN, ESQ.

                 GENERAL COUNSEL OF THE WILLIAMS COMPANIES, INC.









Ladies and Gentlemen:

                  I have acted as counsel to The Williams Companies, Inc., a Delaware corporation (the "Company"), in connection with the Underwriting Agreement dated [ ], 200 (the "Underwriting Agreement") between you and the Company, pursuant to which the Underwriters severally agree to purchase from the Company an aggregate of $___,000,000 principal amount of the Company's [ ]% Notes Due 200_ ( the "Securities") issued or to be issued pursuant to a senior indenture dated as of November 10, 1997 (the "Indenture") between the Company and Bank One Trust Company, N.A., as Trustee (the "Trustee") to be issued pursuant to the Indenture. I, or persons responsible to me, have examined originals or copies, certified or otherwise identified to my satisfaction, and such documents, corporate records, certificates of public officials and other instruments as I have deemed necessary or advisable for the purpose of rendering this opinion. Defined terms herein unless otherwise specified shall have the meaning specified in the Underwriting Agreement.

                  I have also examined copies of the Registration Statement on Form S-3 (File No. ) relating to up to $___,000,000 aggregate principal amount of Securities filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), exhibits thereto and documents incorporated by reference therein. Such

Registration Statement is now effective, and is herein called the "Registration Statement". The prospectus constituting a part thereof, in the form filed with the Commission pursuant to Rule 424 of the rules and regulations under the Act, together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Securities, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424, is herein called the "Prospectus".

                  Based upon the foregoing, I am of the opinion that:

                  (1) The Company and each of its Significant Subsidiaries have been duly incorporated (in the case of each Significant Subsidiary that is a corporation) or otherwise validly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent such failure to be qualified or in good standing would not have a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in or contemplated by the Registration Statement; and all of the issued shares of capital stock of each Significant Subsidiary (in the case of each Significant Subsidiary that is a corporation) have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and as disclosed in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (2) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property or assets of the Company or any of its Significant Subsidiaries is the subject which could reasonably be expected to have a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or pending by governmental authorities or threatened by others.

                  (3) The Company and its subsidiaries hold all franchises, certificates of public convenience and necessity, consents, authorizations, approvals, orders, permits, licenses and easements necessary to own, operate and maintain its properties as described in the Prospectus, subject only to such defects, irregularities, restrictions, conditions and other matters as are described in the

Prospectus or which do not materially affect the right of the Company or its subsidiaries to own, operate and maintain its properties and to conduct its business as described therein, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals, necessary to conduct its business in the manner described in the Prospectus, except to the extent that the lack of such consents, authorizations, approvals, orders, certificates or permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (4) Neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in case of (ii) and (iii), for such defaults, violations, or failures to obtain such authorizations or permits that have not had or are not reasonably expected to have, a material adverse effect on the consolidated financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

                  (5) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and authentication by the Trustee, is a valid and binding agreement of the Company enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principals. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  (6) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters will be valid and binding obligations of the Company, enforceable in accordance with their respective terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principals, and will be entitled to the benefits of such Indenture.

                  (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principals, except as rights to indemnity and contribution thereunder may be limited under applicable law.

                  (8) The execution, delivery and performance by the Company of its obligations under the Underwriting Agreement, the Indenture and any applicable terms agreement will not contravene any provision of applicable law or the Certificate of Incorporation or the By-laws of the Company or any material agreement or other material instrument binding upon the Company, and no consent, approval or authorization of any governmental body or agency other than pursuant to any state securities or Blue Sky law is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and for the issuance and sale of the Securities pursuant to the Underwriting Agreement.

                  (9) [as updated][The statements (1) in the Prospectus, (2) in the Registration Statement under Item 15 and (3) in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 under "Item 1. - Business", "Item 3. - Legal Proceedings" and "Note 17 - Contingent Liabilities and Commitments"; in its Quarterly Report on Form 10-Q for the period ended March 31, 2001 under "Note 9 - Contingent Liabilities and Commitments" relating to legal matters in general or to the regulation of the Company by the Federal Energy Regulatory Commission (the "FERC"), including, without limitation, actions taken by, and matters pending before, the FERC, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, and such statements do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading].

                  (10) After due inquiry, I do not know of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject which is required to be described or of any statute, regulation contract or other document which is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                  (11) I (a) am of the opinion that (except as to financial statements and other financial and statistical data included therein, as to which I do not express any opinion) each document, if any, filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Registration Statement and the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (b) am of the opinion that the Registration Statement and Prospectus, as amended or supplemented (except as to financial statements and other financial and statistical data included therein, as to which I do not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (c) believe that (except as to financial statements and other financial and statistical data, and except for that part of the Registration Statement that constitutes a Statement of Eligibility and Qualification ("Form T-1") under the Trust Indenture Act of 1939, as amended, as to which I do not express any belief), each part of the Registration Statement when such part became effective or was incorporated by reference into the Registration Statement did not contain, and as of the date this opinion is delivered, does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (d) believe that (except as to financial statements and other financial and statistical data, and except for that part of the Registration Statement that constitutes a Form T-1 heretofore referred to as to which I do not express any belief) the Registration Statement and the Prospectus, as amended or supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  I am a member of the Bar of the States of Oklahoma and New York. This opinion is solely for the benefit of the Underwriters, and, other than the Trustee who may rely upon this opinion to the same extent as if addressed to it, may be relied upon only by the Underwriters. This opinion speaks as of its date, and I undertake no, and hereby expressly disclaim any, duty to advise you as to changes of fact or law coming to my attention after the date hereof.

                                Yours very truly,

                                                                     EXHIBIT B











Dear Sirs:

                  We have acted as counsel for you, as Managers for the several underwriters (the "Underwriters") named in the Underwriting Agreement dated _______________________(the "Underwriting Agreement") with The Williams Companies, Inc. (the "Company") in connection with the purchase by the several Underwriters of $_____________ principal amount of ____ % Notes due _________ (the "Notes") to be issued pursuant to the indenture dated as of November 10, 1997 (the "Indenture") between the Company and Bank One Trust Company, N.A., as Trustee.

                  We have examined an executed copy of the Underwriting Agreement and the Indenture. We have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company of the Indenture and the Underwriting Agreement and the authorization, issuance and sale of the Notes by the Company.

                  We have participated in the preparation of the Company's registration statement on Form S-3 (File No. 333- ) (other than the documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")) relating to up to $ ______________________ aggregate principal amount of debt securities (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that the Registration Statement was declared effective under the Act. The Initial Registration Statement (including the Incorporated Documents) as amended to the date of the Underwriting Agreement is hereinafter referred to as the "Registration Statement," and the prospectus included in the Registration Statement (the "Basic Prospectus"), as supplemented by the prospectus supplement specifically relating to the Notes (the "Prospectus Supplement") in the form first filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to in its entirety as the "Prospectus."

                  We have assumed the conformity of the documents filed with the Commission via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except for required EDGAR formatting changes, to physical copies of the documents delivered to the Underwriters and submitted to us for examination.

                  Based upon the foregoing, we are of the opinion that:

                  (i) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, and the Indenture has been duly qualified under the Trust Indenture Act;

                  (ii) the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture; and

                  (iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  We have considered the statements relating to legal matters or documents included in the Prospectus under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Plan of Distribution" (in the Basic Prospectus) and "Underwriting" (in the Prospectus Supplement). In our opinion, such statements fairly summarize in all material respects such matters or documents.

                  We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification.

On the basis of such consideration, review and discussion, but without independent check or verification, except as stated above, nothing has come to our attention to cause us to believe that (i) the Registration Statement and the Prospectus (except for the financial statements and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification ("Form T-1") of the Trustee under the Trust Indenture Act, as to which we express no belief) do not comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder or (ii) the Registration Statement (except for the financial statements and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which we express no belief) on the date of the Underwriting Agreement contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or (iii) the Prospectus (except as stated) as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering this opinion, we have relied solely on the opinion dated the date hereof of William G. von Glahn, Esq., General Counsel of the Company, as to matters relating to the regulation of the Company and certain of its subsidiaries by the Federal Energy Regulatory Commission.

                  We have examined the above-mentioned opinion of Mr. von Glahn, delivered in accordance with the provisions of Section 6(a) of the Underwriting Agreement, and we believe that such opinion is appropriately responsive to the requirements of the Underwriting Agreement. We have also examined the letter of Ernst & Young LLP relating to the financial statements and schedules included in or incorporated by reference in the Registration Statement and other matters referred to in such letter. We participated in discussions with representatives of Ernst & Young LLP and with your representatives relating to the forms of such letters, and we believe that they are substantially in the forms agreed to.

                  We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.



                                        Very truly yours,